Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Walgreen Co., an Illinois corporation (the "Company"), on Form 10-K for the year ending August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David W. Bernauer, Chief Executive Officer of the Company, certify, pursuant to 18.U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated as of November 17, 2003

/s/ David W. Bernauer
David W. Bernauer
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Walgreen Co. and will be retained by Walgreen Co. and furnished to the Securities and Exchange Commission or its staff upon request.